                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 12, 2007
                                                         ----------------

                              --------------------

                                WATER CHEF, INC.
                                ----------------
               (Exact name of Registrant as Specified in Charter)

        Delaware                   0-30544              86-0515678
        --------                   -------              ----------
    (State or Other              (Commission          (IRS Employer
      Jurisdiction               File Number)      Identification No.)
   of Incorporation)

              68 South Service Road, Suite 100, Melville, NY 11747
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (631) 577-7915
                                                           --------------

           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            CERTAIN OFFICERS.

      On September 5, 2007, Terry Lazar was appointed as the Company's Chief
Financial Officer. Mr. Lazar is a senior partner at Lazar Sanders Thaler &
Associates, LLP, Certified Public Accountants and Consultants, which he founded in 1977. Mr. Lazar has served as a partner and the Chief Executive
Officer of the Ambulatory Surgery Center of Brooklyn since 1987. Since 1999,
Mr. Lazar has served as an officer at Knowledge Partners, LLC, a company, which is engaged in physicians practice management services.  Mr. Lazar holds his B.B.A. from the City University of New York.

      On September 17, 2007, Water Chef, Inc. (the "Company") received a letter of resignation from Doron Grupper resigning from his position as a member of the
Company's Board of Directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WATER CHEF, INC.
                                    (Registrant)

Date: October 12, 2007
                                    By: /s/ Leslie Kessler
                                        ----------------------------------------
                                        Leslie Kessler
                                        Chief Executive Officer and President